                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant      [X]

Filed by a Party other than the Registrant     [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement

[ ]    Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))

[X]    Definitive Proxy Statement

[ ]    Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                           iLINC COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5) Total fee paid:

--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3) Filing Party:

--------------------------------------------------------------------------------
(4) Date Filed:

--------------------------------------------------------------------------------

                        2999 NORTH 44TH STREET, SUITE,650
                             PHOENIX, ARIZONA 85018

                                                                   July 17, 2006


TO THE STOCKHOLDERS OF iLINC COMMUNICATIONS, INC.

You are cordially invited to attend the 2006 Annual Meeting of Stockholders (the "Meeting") of iLinc Communications, Inc. (the "Company"), to be held on August 18, 2006, at 9:00 a.m., local time, at the Company's offices, 2999 North 44th Street, Suite 650, Phoenix, Arizona 85018.

All shares represented by properly executed proxies will be voted in accordance with the specifications on the enclosed proxy. If no specification is made, proxies will be voted for approval of the proposals. Detailed information concerning the proposals are set forth in the attached proxy statement which we urge you to read carefully and promptly return your proxy.

Please read the enclosed 2006 Annual Report to Stockholders and Proxy Statement and take the time to vote. Whether or not you plan to attend the Meeting, please sign, date, and return the proxy card in the enclosed envelope as soon as possible so that your vote will be recorded. If you received a proxy card with a Web site address and voting codes, we urge you to vote on the Internet at the Web site indicated in the materials, found at www.proxyvote.com.

If you attend the Meeting having already returned the proxy card, you may withdraw your proxy and vote your shares in person. Your vote is important so please take the time to vote.

Sincerely,

/s/ James M. Powers, Jr.
------------------------
Chairman of the Board
and Chief Executive Officer
                           iLINC COMMUNICATIONS, INC.
                        2999 NORTH 44TH STREET, SUITE 650
                             PHOENIX, ARIZONA 85018

                             _____________________

                           NOTICE OF ANNUAL MEETING OF
                                  STOCKHOLDERS
                           TO BE HELD AUGUST 18, 2006

                             _____________________


TO OUR STOCKHOLDERS:

The 2006 Annual Meeting of Stockholders (the "Meeting") of iLinc Communications, Inc., a Delaware corporation (the "Company"), will be held on August 18, 2006, at 9:00 a.m., local time, at the Company's offices, 2999 North 44th Street, Suite 650, Phoenix, Arizona 85018, for the following purposes:

(1) To elect two Class B directors to serve for a term of three years or until their successors are duly elected and qualified;

(2) To consider and vote for a proposal to approve and ratify the appointment of Epstein Weber & Conover, PLC, as the Company's independent accountants for the fiscal year ending March 31, 2007; and

(3) To consider such other matters as may properly come before the Meeting and at any and all adjournments thereof.

Only stockholders of record at the close of business on June 30, 2006 are entitled to notice of and to vote at the Meeting.


                                     BY ORDER OF THE BOARD OF DIRECTORS


                                     /s/ James M. Powers, Jr.
                                     ------------------------
                                     James M. Powers, Jr.
                                     Chairman of the Board and Chief Executive
                                        Officer

Phoenix, Arizona
July 17, 2006

A PROXY CARD IS ENCLOSED. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. TO ASSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE PREPAID, ADDRESSED ENVELOPE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU RECEIVED A PROXY CARD WITH A WEB SITE ADDRESS AND VOTING CODES, WE URGE YOU TO VOTE ON THE INTERNET AT THE WEB SITE INDICATED IN THE MATERIALS, FOUND AT WWW.PROXYVOTE.COM. RETURNING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                           iLINC COMMUNICATIONS, INC.
                        2999 NORTH 44TH STREET, SUITE 650
                             PHOENIX, ARIZONA 85018

                                 PROXY STATEMENT

                             ______________________

                               GENERAL INFORMATION

The enclosed proxy is solicited by and on behalf of the Board of Directors of iLinc Communications, Inc., (the "Company"), for use at the Company's 2006 Annual Meeting of Stockholders (the "Meeting" or the "Annual Meeting") to be held at 9:00 a.m., local time, on August 18, 2006, at 2999 North 44th Street, Suite 650, Phoenix, Arizona 85018, and at any and all adjournments thereof. This Proxy Statement and the accompanying form of proxy are first being mailed or given to the stockholders of the Company on or about July 17, 2006.

The Company is mailing its 2006 Annual Report to Stockholders, including consolidated financial statements, simultaneously with this Proxy Statement to all stockholders of record as of the close of business on June 30, 2006. That report does not constitute a part of this proxy solicitation material.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

All voting rights are vested exclusively in the holders of the Company's common stock, par value $0.001 per share. Each share of the Company's common stock is entitled to one vote. Cumulative voting in the election of directors is not permitted. Holders of a majority of shares entitled to vote at the Meeting, when present in person or by proxy, constitute a quorum. On June 30, 2006, the record date for stockholders entitled to vote at the Meeting, 32,909,703 shares of the Company's common stock were issued and outstanding.

Proxies in the enclosed form will be effective if properly executed and returned prior to the Meeting in the enclosed envelope either to ADP Investor Communication Services, 51 Mercedes Way, Edgewood, NY 11717 or to the Company at 2999 N. 44th Street, Suite 650, Phoenix, Arizona 85018. The Company's common stock represented by each effective proxy will be voted at the Meeting in accordance with the instruction on the proxy. If no instructions are indicated on a proxy, all common stock represented by such proxy will be voted (a) FOR election of the two nominees named in the proxy as Class B directors; (b) FOR approval and ratification of the appointment of Epstein Weber & Conover, PLC as the Company's independent accountants for the fiscal year 2007; and (c) as to any other matters of business which properly come before the Meeting, by the named proxies at their discretion.

Any stockholder signing and mailing the enclosed proxy may revoke it at any time before it is voted by giving written notice of the revocation to the Company, by voting in person at the Meeting or by filing at the Meeting a later executed proxy.

If a quorum is present, in the election of directors, the nominees having the highest number of votes cast in favor of their election will be elected to the Company's Board of Directors. With respect to the proposal to ratify the appointment of Epstein Weber & Conover, PLC as the Company's independent accountants for the fiscal year 2007, the affirmative vote of a majority of the shares present or represented by proxy at the meeting is required. With respect to any other matter which may properly come before the Meeting, unless a greater number of votes is required by law or by the Company's restated certificate of incorporation, a matter will be approved by the stockholders if the votes cast in favor of the matter exceed the votes cast in opposition.

Abstentions, broker non-votes (i.e., shares held by brokers or nominees as to which the broker or nominee indicates on a proxy that it does not have discretionary authority to vote) and any other shares not voted will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and broker non-votes which may be specified on the proposal to ratify the appointment of Epstein Weber & Conover, PLC as the Company's independent accountants for the fiscal year 2007, will have the same effect as a vote against that proposal. For purposes of determining the outcome of the election of the directors, or of any other matter which properly may come before the Meeting, abstentions and broker non-votes will not be considered as votes cast for or against the matter. Thus, abstentions and broker non-votes will have no impact in the election of the two Class B directors, or any other matter which properly may come before the Meeting so long as a quorum is present.

The Company will pay the cost of soliciting proxies in the accompanying form. The Company has retained the services of ADP Investor Communication Services to assist in distributing proxy materials to brokerage houses, banks, custodians and other nominee holders. The estimated cost of such services is approximately $8,000 plus out-of-pocket expenses. Although there are no formal agreements to do so, proxies may be solicited by officers and other regular employees of the Company by telephone, telegraph or by personal interview for which employees will not receive additional compensation. Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the shares held of record by such persons, and the Company may reimburse such persons for reasonable out-of-pocket expenses incurred by them in so doing.

                       PROPOSAL ONE: ELECTION OF DIRECTORS

GENERAL

The Company's restated certificate of incorporation provides for the classification of the Company's Board of Directors into three classes. The term of office of the Class B directors expires at this Annual Meeting of Stockholders; the term of office of the Class C directors expires at the Company's 2007 Annual Meeting of Stockholders and the term of office of the Class A directors expires at the Company's 2008 Annual Meeting of Stockholders. Two Class B nominees are nominated to be re-elected at this Annual Meeting to serve for a three-year term to last until the 2009 Annual Meeting of Stockholders or until their successors are duly elected and have been qualified. The nominees for Class B directors will be elected by a plurality of the votes cast, assuming a quorum is present at the Annual Meeting. Accordingly, abstentions and broker non-votes will have no effect on the election of the nominee director.

Proxies cannot be voted for a greater number of persons than the number of nominees named therein. Unless authority to vote is withheld, the persons named in the enclosed form of proxy will vote the shares represented by such proxy for the election of the nominee for director named below. If, at the time of the Meeting, the nominee shall have become unavailable for any reason for election as a director, the persons entitled to vote the proxy will vote for such substitute nominee, if any, as they determine in their discretion. Management is currently unaware of any circumstances likely to render the nominee unavailable for election or unable to serve.

NOMINEES FOR ELECTION AT THE ANNUAL MEETING

The persons named below have been nominated to be elected at this Annual Meeting to serve as Class B Directors for a three-year term to last until the 2009 Annual Meeting of Stockholders or until their successors are duly elected and have been qualified.

                                                                                                                     DIRECTOR
    NAME                                AGE    POSITION                                     CLASS - TERM               SINCE
    ----                                ---    --------                                     ------------               -----
    James H. Collins                    59     Director                                Class B - Expires 2006           2000
    Daniel T. Robinson, Jr.             45     Director                                Class B - Expires 2006           2000

CONTINUING DIRECTORS

The persons named below will continue to serve as directors of the Company until the Annual Meeting of Stockholders in the year indicated below and until their successors are elected and take office. Stockholders are not voting on the election of the Class A and Class C directors. The following table shows the names, ages and positions of each continuing director.

                                                                                                                    DIRECTOR
NAME                                  AGE     POSITION                                     CLASS - TERM               SINCE
----                                  ---     --------                                     ------------               -----
Kent Petzold                           59     Director                                Class C - Expires 2007           2003
Craig W. Stull                         55     Director                                Class A - Expires 2008           2004
James M. Powers, Jr.                   50     Chairman of the Board, President        Class A - Expires 2008           1998
                                              and Chief Executive Officer

The following table sets forth certain information concerning the Company's directors and nominees to become a director (ages are as of March 31, 2006):

NAME                             AGE     POSITION
----                             ---     --------
James M. Powers, Jr.             50      Chairman of the Board, President, Chief Executive Officer
James H. Collins                 59      Current Director and Director Nominee
Daniel T. Robinson, Jr.          45      Current Director and Director Nominee
Kent Petzold                     59      Current Director
Craig W. Stull                   55      Current Director

DR. JAMES M. POWERS, JR. has served as Chairman, President and CEO of the Company since December 1998. Dr. Powers led the Company through its initial growth and acquisition phase and subsequent transformation to an integrated communications company providing Web, audio, video, and Voice-over IP solutions. Dr. Powers joined the Company through the merger with Liberty Dental Alliance, Inc., a Nashville-based company where he was the founder, Chairman, and President from 1997 to 1998. Dr. Powers was a founder and Chairman of Clearidge, Inc., a privately held bottled water company in Nashville, Tennessee from 1993 to 1999, where he led Clearidge through 13 acquisitions over three years to become one of the largest independent bottlers in the Southeast, before selling the company to Suntory Water Group, Inc. Dr. Powers also was a founder and Director of Barnhill's Buffet, Inc., a privately held chain of 48 restaurants in the Southeast with over $100 million in annual revenues, which was sold in early 2005. He received his Bachelor of Science Degree from the University of Memphis, a Doctor of Dental Surgery Degree from The University of Tennessee, and his MBA from Vanderbilt University's Owen Graduate School of Management.

JAMES H. COLLINS has served as a corporate executive in financial/operational management for over 20 years completing twelve corporate turnarounds/restructurings and start-ups, served as an investment banker for 10 years in the public/private capital markets, and served five years with an international accounting firm. Mr. Collins is CEO of Janus Health Network, Inc., an information technology and services company to physicians and medical groups providing in-home care. He has been Managing Partner of Collins & Company, a financial consulting firm since 2000. He was Managing Director of AFS Industries, Inc., a modular building design and manufacturing company from 2002 to 2004. Previously, he was the Chairman and CEO of Vindrauga Corporation, a private equity and financial services firm and from 1998 until 2000, Mr. Collins served as President, COO, CFO, and Director of Scripps Clinic, La Jolla, California. Industry experience includes technology, healthcare, consumer electronics, financial services, food products, retailing, real estate, construction, entertainment, and gaming. He serves as a Director of The John Tracy Clinic, a non-profit organization serving hearing-impaired children worldwide and Girl Scouts, San Diego-Imperial Council, Inc. Mr. Collins is a Certified Public Accountant and a NASD General Securities Principal. He received his B.S. and M.B.A. degrees from the University of Southern California.

DANIEL T. ROBINSON, JR. has been a member of the Bogatin Law Firm, PLC in Memphis, Tennessee since September 2000. Mr. Robinson was previously with the Glankler Brown law firm in Memphis, Tennessee. He is an investor and principal advisor in a number of private ventures, and often acts as an officer and director in closely-held businesses. When not in private practice, Mr. Robinson engaged in several private equity ventures, including merchant banking, software development, and the foodservice industry. Mr. Robinson holds a B.B.A. in Finance, an M.B.A. and J.D. from the University of Memphis. He is a member of the Memphis and Tennessee Bar Associations.

KENT PETZOLD is a private investor and since 2001 has been a principal of AZ Ventures, LLC, a general partner of Arris Ventures, LLC, a venture capital firm that focuses on information technology investments. From 1998 thru 2001, Mr. Petzold was Chairman and CEO of Cyclone Commerce, Inc., providing supply chain management software, where he led the company's turnaround and launch. Mr. Petzold has held positions in several public software companies, including president and CEO of Novadigm, Inc., (NASD:NVDM) which provided digital assets management. He served as a Director of Novadigm until its acquisition by Hewlett Packard in April 2004. He was SVP and General Manager of the $165 million Systems Software Division of Pansophic Systems, Inc., a NYSE software company that was acquired by Computer Associates, Inc. He also served as president and CEO of privately held Viasoft, Inc. Mr. Petzold is a director of Xenos Group, Inc. (TSE:XNS), JRiver, Inc., and Precept Ministries International. He is on the Advisory Boards of Ethix Media, LLC, Arizona State University's College of Engineering and Computer Science, and the state board of the Fellowship of Christian Athletes. Mr. Petzold holds a B.A. in Management from the University of Texas.

CRAIG W. STULL is the president and CEO of Pragmatic Marketing, Inc., an INC 500 company which he founded in 1993 to provide product marketing training and consulting to firms by focusing on strategic, market-driven techniques. He specializes in product roll-outs, turnarounds, positioning, naming, and prospect need identification. Prior to 1993, Mr. Stull was Vice President of Product Marketing, responsible for distributed systems products at LEGENT CORPORATION, a $500 million, multi-platform software vendor. Mr. Stull has also held the position of Vice President of Marketing at VIASOFT, a provider of COBOL code analysis, testing, and re-engineering tools based in Phoenix, Arizona. Prior to VIASOFT, Mr. Stull was Vice President of Marketing at UCCEL in Dallas, Texas. He has eighteen years of software product marketing experience, six years of exceptionally successful software sales experience and eight years technical experience in operations and systems programming. This unique combination of sales, marketing, and technical experience gives him sensitivity to all aspects of software marketing. Mr. Stull holds a BSBA from Roger Williams University.

VOTE REQUIRED AND BOARD RECOMMENDATION

WHEN A QUORUM IS PRESENT, IN THE ELECTION OF DIRECTORS, THE NOMINEES HAVING THE HIGHEST NUMBER OF VOTES CAST IN FAVOR OF THEIR ELECTION WILL BE ELECTED TO THE COMPANY'S BOARD OF DIRECTORS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINATED DIRECTORS. PROXIES SOLICITED AND GATHERED BY THE BOARD WILL BE VOTED IN FAVOR OF THE NOMINIEES UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

       PROPOSAL TWO: APPROVAL AND RATIFICATION OF INDEPENDENT ACCOUNTANTS

The Company's Audit Committee and Board of Directors participated in and approved the decision to engage Epstein Weber & Conover, PLC as independent accountants of the Company. Epstein Weber & Conover, PLC audited our financial statements for the fiscal years ending March 31, 2005 and March 31, 2006. The Audit Committee and the Board of Directors unanimously recommends that stockholders vote to approve and ratify the appointment of Epstein Weber & Conover, PLC as the Company's independent accountants for the fiscal year 2007. Representatives of Epstein Weber & Conover, PLC are expected to be present at the Meeting, will have an opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

VOTE REQUIRED AND BOARD RECOMMENDATION

THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES PRESENT OR REPRESENTED AT THE MEETING AND ENTITLED TO VOTE IS NEEDED TO RATIFY THE APPOINTMENT OF EPSTEIN WEBER & CONOVER, PLC AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR 2007. IF THE APPOINTMENT IS NOT APPROVED, THE MATTER WILL BE REFERRED TO THE AUDIT COMMITTEE FOR FURTHER REVIEW. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF EPSTEIN WEBER & CONOVER, PLC, AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR 2007.

AUDIT AND NON-AUDIT FEES

Epstein, Weber & Conover, PLC audited the Company's consolidated financial statements for the years ended March 31, 2005 and 2006.

Aggregate fees for professional services rendered to the Company by Epstein, Weber & Conover, PLC for the year ended March 31, 2006 were $111,280. Total aggregate fees for professional services for the years ended March 31, 2006 and 2005, respectively were as follows:

                  SERVICES PROVIDED           2006          2005
                                          -----------------------------
                  Audit Fees                   $109,600       $149,392

                  Audit Related Fees                 --         13,474
                  All Other Fees                  1,680             --
                                          -----------------------------
                       Total                   $111,280       $162,866
                                          =============================

Audit Fees

The aggregate fees billed for the years ended March 31, 2006 and 2005, were for the audits of the Company's consolidated financial statements and reviews of the Company's interim consolidated financial statements included in the Company's annual and quarterly reports, and for services provided with respect to the Company's other regulatory filings. The fees reflected above for 2006 do not include fees paid to BDO Seidman, LLP of $30,350 for the fiscal year ended March 31, 2006.

Audit Related Fees
The aggregate fees billed for the year ended March 31, 2005 were primarily for services provided for review and consultation on acquisition, capital raising, and tender offer transactions.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee has implemented pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, the Audit Committee pre-approves both the type of services to be provided by its auditor and the estimated fees related to these services. During the approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the auditor. The services and fees must be deemed compatible with the maintenance of the auditor's independence, including compliance with SEC rules and regulations. One hundred percent of all services provided by the Company's independent accountants in the fiscal year ended March 31, 2006 and the fiscal year ended March 31, 2005 were pre-approved by the Audit Committee in accordance with this policy.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

The following table shows, as of May 31, 2006, the "beneficial ownership" of the Company's common stock of (i) each person who served as a director at March 31, 2006, the end of the Company's fiscal year, and nominee to become a director,
(ii) each executive officer at March 31, 2006, the end of the Company's fiscal year, (iii) all executive officers and directors of the Company as a group and
(iv) each person who owns more than 5% of the outstanding common stock. Except as otherwise indicated, the address of each person in the table is c/o iLinc Communications, Inc., 2999 N. 44th Street, Suite 650, Phoenix, Arizona 85018.

                                                            PERCENT (1)         NUMBER  NOTE
                                                            -----------         ------  ----
James M. Powers, Jr.                                              5.4%        1,548,474 (2)
James L. Dunn, Jr.                                                   *          262,035 (3)
Nathan Cocozza                                                       *          189,485 (4)
James H. Collins                                                     *          125,000 (5)
Daniel T. Robinson, Jr.                                              *          141,307 (6)
Kent Petzold                                                      1.2%          343,460 (7)
Gary Moulton                                                      4.0%        1,098,152 (8)
Craig W. Stull                                                       *           29,950 (9)
Barry Blank                                                       5.3%        1,517,900 (10)
Renaissance Capital Growth and Income Fund III, Inc.              1.9%          523,266 (11, 12, 13)
Renaissance U.S. Growth and Income Trust PLC                      4.3%        1,225,001 (11, 12, 13, 14)
BFS US Special Opportunities Trust PLC                            5.8%        1,674,999 (11, 12, 13, 15)
John Rhodes                                                       4.8%        1,327,345 (16)
Anthony Silverman                                                 7.0%        1,937,225 (17)
(ALL EXECUTIVE OFFICERS AND DIRECTORS AS A GROUP - 8)            12.7%        3,737,863

_______________

*        LESS THAN 1%.
(1) CALCULATIONS ARE MADE IN ACCORDANCE WITH RULE 13D-3 UNDER THE SECURITIES EXCHANGE ACT, AS AMENDED. IN DETERMINING THE PERCENT OF OUTSTANDING COMMON STOCK OWNED BY A PERSON, (A) THE NUMERATOR IS THE NUMBER OF SHARES OF COMMON STOCK BENEFICIALLY OWNED BY THE PERSON, INCLUDING SHARES THE BENEFICIAL OWNERSHIP OF WHICH MAY BE ACQUIRED WITHIN 60 DAYS UPON THE EXERCISE OF OPTIONS OR WARRANTS OR CONVERSION OF CONVERTIBLE SECURITIES, AND (B) THE DENOMINATOR IS THE TOTAL OF (I) THE 27,504,298 SHARES IN THE AGGREGATE OF COMMON STOCK OUTSTANDING ON MAY 31,2006 AND (II) ANY SHARES OF COMMON STOCK WHICH THE PERSON HAS THE RIGHT TO ACQUIRE WITHIN 60 DAYS UPON THE EXERCISE OF OPTIONS OR WARRANTS OR CONVERSION OF CONVERTIBLE SECURITIES. NEITHER THE NUMERATOR NOR THE DENOMINATOR INCLUDES SHARES WHICH MAY BE ISSUED UPON THE EXERCISE OF ANY OTHER OPTIONS OR WARRANTS OR THE CONVERSION OF ANY OTHER CONVERTIBLE SECURITIES.
(2) INCLUDES 514,703 SHARES THAT MAY BE ACQUIRED UPON THE EXERCISE OF STOCK OPTIONS THAT VEST ON OR BEFORE JULY 30, 2006. INCLUDES A RESTRICTED STOCK AWARD, AS AMENDED, FOR 450,000 SHARES ACQUIRED AS A PART OF A STOCK GRANT UNDER THE STOCK COMPENSATION PLAN. THE AWARD HAS A TERM OF TEN YEARS AND PROVIDES FOR FULL VESTING 10 YEARS FROM THE DATE OF GRANT OR UPON ATTAINING THE FOLLOWING SHARES PRICE PERFORMANCE CRITERIA:
         150,000 SHARES VEST IF THE COMPANY'S STOCK PRICE EXCEEDS $1.00 PER SHARE, 150,000 IF THE COMPANY'S STOCK PRICE EXCEEDS $2.00 PER SHARE, AND THE REMAINING 150,000 IF THE COMPANY'S STOCK PRICE EXCEEDS $3.00 PER SHARE.
(3) INCLUDES 209,010 SHARES THAT MAY BE ACQUIRED UPON THE EXERCISE OF STOCK OPTIONS THAT VEST ON OR BEFORE JULY 30, 2006.
(4) INCLUDES 169,485 SHARES THAT MAY BE ACQUIRED UPON THE EXERCISE OF STOCK OPTIONS THAT VEST ON OR BEFORE JULY 30, 2006.
(5) INCLUDES 90,000 SHARES THAT MAY BE ACQUIRED UPON THE EXERCISE OF STOCK OPTIONS THAT VEST ON OR BEFORE JULY 30, 2006 AND A TOTAL OF 25,000 SHARES THAT MAY BE ISSUED ON CONVERSION OF A CONVERTIBLE NOTE HELD FOR THE BENEFIT OF HIS DAUGHTER.
(6) INCLUDES 90,000 SHARES THAT MAY BE ACQUIRED UPON THE EXERCISE OF STOCK OPTIONS THAT SHALL VEST ON OR BEFORE JULY 30, 2006.
(7) INCLUDES 55,000 SHARES THAT MAY BE ACQUIRED UPON THE EXERCISE OF STOCK OPTIONS THAT SHALL VEST ON OR BEFORE JULY 30, 2006 AND 50,000 SHARES THAT MAY BE ISSUED ON EXERCISE OF WARRANTS AND 200,000 SHARES THAT MAY BE ISSUED UPON CONVERSION OF PREFERRED STOCK.
(8) INCLUDES 6,350 SHARES THAT MAY BE ACQUIRED UPON THE EXERCISE OF STOCK OPTIONS THAT SHALL VEST ON OR BEFORE JULY 30, 2006.
(9) INCLUDES 29,950 SHARES THAT MAY BE ACQUIRED UPON THE EXERCISE OF STOCK OPTIONS THAT SHALL VEST ON OR BEFORE JULY 30, 2006.

(10) MR. BLANK'S ADDRESS IS C/O MURPHY AND DURIEU, 1661 EAST CAMELBACK ROAD, SUITE 201, PHOENIX, ARIZONA 86016. INCLUDES 1,098,000 SHARES THAT MAY BE ISSUED UPON CONVERSION OF CONVERTIBLE NOTES. ALSO INCLUDES 214,500 SHARES THAT MAY BE ISSUED ON EXERCISE OF WARRANTS. DOES NOT INCLUDE AN AGGREGATE 100,000 SHARES THAT MAY BE ISSUED ON CONVERSION OF CONVERTIBLE NOTES HELD BY HIS MOTHER AND DAUGHTER, WITH RESPECT TO WHICH MR. BLANK DISCLAIMS BENEFICIAL OWNERSHIP. ALSO INCLUDES 24,500 SHARES THAT MAY BE ISSUED ON EXERCISE OF WARRANTS AND 98,000 SHARES THAT MAY BE ISSUED UPON CONVERSION OF PREFERRED STOCK RECEIVED AS COMMISSION IN HIS CAPACITY AS AN AFFILIATE OF THE PLACEMENT AGENT FOR THE SEPTEMBER 2003 PREFERRED STOCK PRIVATE PLACEMENT.
(11) THE ADDRESS OF EACH OF THESE ENTITIES IS 8080 NORTH CENTRAL EXPRESSWAY, SUITE 210-LB 59, DALLAS, TX 75206-1857.
(12) INCLUDES 500,000 SHARES THAT MAY BE ISSUED UPON CONVERSION OF CONVERTIBLE NOTES PURCHASED IN OUR MARCH 2002 CONVERTIBLE NOTE PRIVATE PLACEMENT.
(13) NUMBERS ARE BASED ON INFORMATION OBTAINED FROM THE COMPLIANCE OFFICER OF THE BENEFICIAL OWNERS.
(14) INCLUDES 225,000 SHARES THAT MAY BE ISSUED ON EXERCISE OF WARRANTS AND 400,000 SHARES THAT MAY BE ISSUED UPON CONVERSION OF PREFERRED STOCK.
(15) INCLUDES 275,000 SHARES THAT MAY BE ISSUED ON EXERCISE OF WARRANTS AND 600,000 SHARES THAT MAY BE ISSUED UPON CONVERSION OF PREFERRED STOCK.
(16)     INCLUDES 150,000 SHARES THAT MAY BE ISSUED ON EXERCISE OF WARRANTS.
(17)     MR. SILVERMAN'S ADDRESS IS 7625 E. VIA DEL REPOSO, SCOTTSDALE, AZ
         85258.

There has been no change in control of the Company since the beginning of its last fiscal year, and there are no arrangements known to the Company, including any pledge of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

                         BOARD ORGANIZATION AND MEETINGS

During the fiscal year 2006, the Board of Directors of the Company (the "Board") held four (4) regular meetings, one (1) special called meeting and acted by unanimous written consent on one (1) occasion.

The Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee each of which was initially constituted on March 30, 1998. During the fiscal year 2006, each director attended one hundred percent of the aggregate of the total number of Board meetings, two directors attended one hundred percent of meetings of committees of the Board on which they served, one director attended eighty-eight percent of the meetings of committees of the Board on which he served, and one director attended ninety-two percent of the meetings of committees of the Board on which he served. The members of the Audit and Compensation Committees are not employees of the Company.

AUDIT COMMITTEE

The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firms engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Company and acts on behalf of the Board in reviewing with the independent public accountants, the chief financial officer and other corporate officers, various matters relating to the adequacy of the Company's accounting policies and procedures and financial controls and the scope of the annual audits by the independent public accountants. The Audit Committee consists of Mr. Collins (Chairman), Mr. Petzold and Mr. Stull. During the fiscal year 2006, the Audit Committee held six (6) meetings and acted by unanimous written consent on one (1) occasion. The Audit Committee operates under a written charter adopted by the Board of Directors attached hereto as Appendix A. A copy of the Audit Committee Charter may be obtained from the Company by visiting the Company's Web site located at www.ilinc.com, or upon written request to the Secretary of the Company at the principal executive offices of the Company located at 2999 N. 44th Street, Suite 650, Phoenix, AZ 85018. The members of the Audit Committee are independent within the meaning of Section 121(A) of the American Stock Exchange's listing standards and federal securities laws. The Board has determined that Mr. James Collins is an independent financial expert as described in Item 401(h) of Regulation S-K.

COMPENSATION COMMITTEE

The Compensation Committee is authorized to establish the general compensation policy for the officers and directors of the Company and annually reviews and establishes or makes recommendations to the entire Board regarding officers' salaries and bonuses and the general participation of all employees in employee benefit plans, including the Company's Stock Compensation Plan (the "Stock Plan"). The Compensation Committee prepares reports required by federal securities laws and approves the directors' compensation. The Compensation Committee consists of Mr. Petzold (Chairman), and Mr. Stull. During the fiscal year 2006, the Compensation Committee held three (3) meetings. The members of the Compensation Committee are independent within the meaning of Section 121(A) of the American Stock Exchange's listing standards and federal securities laws. A copy of the Compensation Committee Charter may be obtained from the Company by visiting the Company's Web site located at www.ilinc.com, or upon written request to the Secretary of the Company at the principal executive offices of the Company located at 2999 N. 44th Street, Suite 650, Phoenix, AZ 85018.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Nominating and Corporate Governance Committee (the "Nominating Committee") is authorized to develop policies on the size and composition of the Board and criteria relating to candidate selection, propose to the Board a slate of director nominees for election at annual meetings of stockholders, propose candidates to fill vacancies on the Board and recommend board members to serve on the various committees of the Board. The members of the Nominating Committee are Mr. Robinson (Chairman), Mr. Collins and Mr. Petzold. During the fiscal year 2006, the Nominating Committee held three (3) meetings. The members of the Nominating Committee are independent within the meaning of Section 121(A) of the American Stock Exchange's listing standards. A copy of the Charter of the Nominating Committee may be obtained from the Company by visiting the Company's Web site located at www.ilinc.com, or upon written request to the Secretary of the Company at the principal executive offices of the Company located at 2999 N. 44th Street, Suite 650, Phoenix, AZ 85018.

The Nominating Committee will consider nominees proposed by stockholders in accordance with guidelines for such consideration set forth in the Company's bylaws. Article II, Section 12 of the Company's Bylaws provides that persons nominated by stockholders shall be eligible for election as directors only if nominated in accordance with the following procedures. Such nominations shall be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Company (2999 N. 44th Street, Suite 650, Phoenix, AZ 85018) not less than ninety (90) days nor more than one hundred eighty (180) days prior to the meeting. Such stockholder's notice to the Secretary must set forth (a) as to the stockholder proposing to nominate a person for election or re-election as director, (i) the name and address of the nominator, (ii) the class and number of shares of capital stock of the Company which are beneficially owned by the nominator, (iii) the name and address of any person with whom the nominator is acting in concert and their beneficial ownership of the Company's capital stock, and (b) as to the nominee, (i) the information relating to the nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act and (ii) a notarized affidavit executed by each such nominee to the effect that, if elected as a member of the Board, he will serve and that he is eligible for election as a member of the Board. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company.

The Nominating Committee has not developed specific, minimum qualifications that must be met by a committee recommended director. Neither has the Nominating Committee specified a particular set of qualities or skills one or more directors must possess other than the need for the Board to include at least one director who is a financial expert. The Nominating Committee does not currently utilize the services of any third party search firm to assist in the identification or evaluation of Board member candidates. The Nominating Committee may engage a third party to provide such services in the future, as it deems necessary or appropriate at the time in question. The Nominating Committee determines the required selection criteria and qualifications of director nominees based upon the needs of the Company at the time nominees are considered. A candidate must possess the ability to apply good business judgment and must be in a position to properly exercise his or her duties of loyalty and care. Candidates should also exhibit proven leadership capabilities, high integrity and experience with a high level of responsibility within their chosen fields, and have the ability to quickly understand complex principles of, but not limited to, business and finance. Candidates with potential conflicts of interest or who do not meet independence criteria will be identified and disqualified. The Nominating Committee will consider these criteria for nominees identified by the Committee, by stockholders, or through some other source. When current Board members are considered for nomination for reelection, the Nominating Committee also takes into consideration their prior Board contributions, performance and meeting attendance records.

The Nominating Committee conducts a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information, an indication of the individual's willingness to serve and other background information. This information is evaluated against the criteria set forth above as well as the specific needs of the Company at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet the needs of the Company may be invited to participate in a series of interviews, which are used for further evaluation. The Nominating Committee uses the same process for evaluating all nominees, regardless of the original source of the information.

No candidates for director nominations were submitted to the Nominating Committee by any stockholder in connection with the 2006 Annual Meeting.

DIRECTOR COMPENSATION

Directors who are employees of the Company do not receive additional compensation for serving as directors. Each director who is not an employee of the Company receives a fee of $3,000 for attendance at each regular Board meeting and $1,000 for each committee meeting (unless held on the same day as a Board meeting). The Chairman of the Audit Committee receives $2,000 per quarter, but no other chairman of a committee receives compensation as chairman. All directors of the Company are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board or committees thereof, and for other expenses incurred in their capacity as directors of the Company. Under the Company's Stock Plan each non-employee director is eligible to receive non-qualified options to purchase shares of the Company common stock. Each newly elected non-employee director automatically is granted nonqualified options to purchase 25,000 shares of the Company's common stock on the date that the person first becomes a director of the Company. The vesting for the initial grant of 25,000 is 10,000 vested immediately on the Date of Grant with 5,000 shares of the remaining shares vesting on the date of subsequent annual meeting of stockholders each year from year to year until fully vested. Thereafter, each non-employee director each year automatically is granted nonqualified options to purchase 15,000 shares of the Company's common stock on the date of the Company's annual meeting of stockholders. Each option has an exercise price per share equal to the fair market value of the Company's common stock on the date of grant. All the options granted to the non-employee directors have a term of ten years and options granted after the initial grant are fully exercisable on the date of grant.

CODE OF ETHICS

Our Board has adopted a code of ethics for the Company. While no code of conduct can replace the thoughtful behavior of an ethical director, officer or employee, we feel the code of ethics will, among other things, focus our board and management on areas of ethical risk, provide guidance in recognizing and dealing with ethical issues, provide mechanisms to report unethical conduct and generally help foster a culture of honesty and accountability. Any amendment or waiver of the code of ethics may only be made by the Board or an authorized committee of the Board. A copy of the Code of Ethics may be obtained from the Company by visiting the Company's Web site located at www.ilinc.com, or upon written request to the Secretary of the Company at the principal executive offices of the Company located at 2999 N. 44th Street, Suite 650, Phoenix, AZ 85018.

STOCKHOLDER COMMUNICATIONS

The management of the Company and the Board welcome communications from the Company's stockholders. Stockholders who wish to communicate with the Board, or one or more specified directors, may send an appropriately addressed letter to the Chairman of the Board of the Company, at 2999 North 44th Street, Suite 650, Phoenix, Arizona 85018. The mailing envelope should contain a clear notation indicating that the enclosed letter is a "Stockholder-Board Communication." All such letters should identify the author as a security holder, and, if the author desires for the communication to be forwarded to the entire Board or one or more specified directors, the author should so request, in which case the Chairman will arrange for it to be so forwarded unless the communication is irrelevant or improper.

                             EXECUTIVE COMPENSATION

The following table sets forth each component of compensation paid or awarded to, or earned by, the person who served as Chief Executive Officer of the Company during the fiscal year ended March 31, 2006, and the five other most highly compensated executive officers serving as of March 31, 2006 whose aggregate cash compensation exceeded $100,000 during the fiscal year 2006 (the "Named Executive Officers").

                                                                                  RESTRICTED     SECURITIES       ALL OTHER
       NAME AND PRINCIPAL        FISCAL                             OTHER            STOCK       UNDERLYING   COMPENSATION (1)
            POSITION              YEAR    SALARY    BONUS (2)    COMPENSATION       AWARDS        OPTIONS
--------------------------------------------------------------------------------------------------------------------------------
James M. Powers, Jr.
    Chairman of the Board         2006  $217,967     $27,563          --                --            30,000             $9,000
    President and Chief           2005  $226,486     $45,000          --                --            24,600             $9,000
    Executive Officer             2004  $226,602        --            --                --            30,000             $9,000



James L. Dunn, Jr.                2006  $145,653      $9,375          --                --            70,000                --
    Sr. Vice President, CFO and   2005  $151,377        --            --                --            20,000                --
    General Counsel               2004  $151,164     $21,875          --                --            20,000                --


                                  2006  $173,835     $38,429          --                --            20,000                --
Nathan Cocozza                    2005  $176,163     $12,500          --                --            16,400                --
    Sr. Vice President of Sales   2004   $37,804        --            --                --           200,000                --


Gary L. Moulton
    Sr. Vice President of Audio   2006  $137,529     $32,000          --                --            20,000                --
    Services                      2005  $118,483    $100,000          --                --                --                --
________________________

(1) All Other Compensation is comprised of the reimbursement of automobile expenses.
(2) Bonuses paid based on performance for prior fiscal year.

                                      -12-




OPTION GRANTS

The following table provides information on stock option grants to the Named
Executive Officers in the fiscal year ended March 31, 2006 under the Stock Plan.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                              NUMBER OF
                             SECURITIES
                             UNDERLYING
                               OPTIONS              % OF TOTAL
                               GRANTED            OPTIONS GRANTED              GRANT
                               DURING             TO EMPLOYEES IN         EXERCISE PRICE        EXPIRATION          PRESENT
                             FISCAL YEAR            FISCAL YEAR             (PER SHARE)            DATE              VALUE
                           ----------------    -----------------------    ----------------     --------------    ---------------
James M. Powers, Jr.              7,500(1)             1.0%                     $0.25               9/25/15       $1,381(3)
                                 22,500(2)             3.0%                     $0.25               9/25/15       $4,144(3)

James L. Dunn, Jr.               17,500(1)             2.3%                     $0.25               9/25/15       $3,223(3)
                                 52,500(2)             7.0%                     $0.25               9/25/15       $9,670(3)

Nathan Cocozza                    5,000(1)             0.7%                     $0.25               9/25/15         $921(3)
                                 15,000(2)             2.0%                     $0.25               9/25/15       $2,763(3)

Gary L. Moulton                   5,000(1)             0.7%                     $0.25               9/25/15         $921(3)
                                 15,000(2)             2.0%                     $0.25               9/25/15       $2,763(3)

(1) Vested 100% on March 25, 2006.
(2) Vest monthly over three (3) years in 1/36 increments beginning April 1, 2006.
(3) Calculated using the following weighted-average assumptions: dividend yield of 0%, expected volatility of 108%, risk-free interest rate of 4.30% and expected life of ten (10) years.

The following table sets forth certain information with respect to unexercised options to purchase the Company's common stock held by the Named Executive
Officers at March 31, 2006. (None of the Named Executive Officers exercised options in the fiscal year 2006.)

YEAR-END 2006 OPTION VALUES

                                     NUMBER OF SHARES                              VALUE OF UNEXERCISED
                                  UNDERLYING UNEXERCISED                               IN THE MONEY
                                     OPTIONS HELD AT                                 OPTIONS HELD AT
                                      MARCH 31, 2006                                  MARCH 31, 2006
                            EXERCISABLE         UNEXERCISABLE            EXERCISABLE (1)        UNEXERCISABLE (1)
                           ---------------     -----------------         -----------------     --------------------
  James M. Powers, Jr.           507,764                41,836                     1,200                   3,600
  James L. Dunn, Jr.             201,009                65,391                     2,800                   8,400
  Gary L. Moulton                  5,000                15,000                       800                   2,400
  Nathan Cocozza                 148,659                87,741                       800                   2,400

_________________________

(1) Value of unexercised in-the-money options is calculated based upon the difference, if any, between the option exercise price and the closing price of the common stock at year-end, multiplied by the number of shares underlying the options. The closing price per share of the Company's common stock as reported on the AMEX on March 31, 2006 was $0.41. The exercise prices for the options previously granted to the Named Executive Officers range from $0.25 to $6.125 per share.

EMPLOYMENT AGREEMENTS

The Company is a party to employment agreements with Mr. Powers, Mr. Dunn, and Mr. Moulton. All are or were officers of the Company, and Mr. Powers is also Chairman of the Board of Directors. Mr. Cocozza was a party to an employment agreement with the Company, but that employment agreement expired on January 6, 2006. Each of these agreements provides for an annual base salary in an amount not less than the initial specified amount and entitles the employee to participate in all of the Company's compensation plans. Each agreement establishes a base annual salary and provides the eligibility for an annual award of bonuses based on the management incentive compensation plan (as adopted and amended by the Compensation Committee of the Board of Directors from year to year), and is subject to the right of the Company to terminate their respective employment at any time without cause. Mr. Powers' and Mr. Dunn's employment agreements provide for continuous employment for a one-year term that renews automatically unless otherwise terminated. Mr. Dunn's employment agreement permits Mr. Dunn to work outside the corporate offices, and Mr. Dunn relocated to Houston in June of 2005. Mr. Moulton's agreement provides for continuous employment for a two-year term. Under each of the employment agreements, if the Company terminates the employee's employment without cause (as therein defined), Mr. Powers, Mr. Dunn, and Mr. Moulton will be entitled to a payment equal to 12 months' salary. Additionally, Mr. Powers' and Mr. Dunn's employment agreements provide for a severance payment equal to one (1) year's compensation in the event of termination of employment following a "change in control" of the Company (as defined therein) except that should Mr. Dunn obtain employment with the successor organization in a comparable position, then the Company shall not be responsible for the severance payment. Each of the foregoing agreements also contains a covenant limiting competition with iLinc for one year following termination of employment except for Mr. Moulton's which limits competition with iLinc for nine months following termination.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No executive officer of the Company currently serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board of directors or as an executive officer of the Company. See "Director and Executive Compensation" and "Certain Transactions" for a description of any transactions between the Company and members of the Board of Directors.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

OVERVIEW

The Compensation Committee is responsible for establishing a general compensation policy for officers and employees of the Company, preparing any reports that may be required relating to officer compensation and approving any increases in director's fees. The Compensation Committee consists of Mr. Petzold, Chairman, and Mr. Stull. In the fiscal year 2006, the Compensation Committee approved, or in some cases recommended to the Board for the Board's approval, remuneration arrangements and compensation plans involving the Company's directors, executive officers and certain other employees whose compensation exceeds specified levels. The Compensation Committee recommends to the Board the level of stock options that should be granted to employees, including executive officers under the Company's Stock Plan.

The Company's executive compensation program has been designed by the Compensation Committee to assist the Company in attracting, motivating and retaining the executive talent necessary for the Company to maximize its return to stockholders. To this end, this program provides competitive compensation levels and incentive pay levels that vary based on corporate and individual performance.

The Company's compensation program for executives consists of three key elements: a base salary, a performance-based annual bonus, and periodic grants of stock options.

The Compensation Committee believes that this three-part approach best serves the interests of the Company and its stockholders. It enables the Company to meet the requirements of the highly competitive environment in which the Company operates while ensuring that executive officers are compensated in a way that advances both the short-term and long-term interests of its stockholders. Under this approach, compensation for these officers involves a high proportion of pay that is dependent on maximizing returns to stockholders. The annual bonus payable for the fiscal year 2006 had not yet been determined or accrued as of March 31, 2006, but will depend on the Company's operational performance in the fiscal year 2006 and other individual factors including certain revenue targets.

BASE SALARY

Base pay is designed to be competitive with salary levels for comparable executive positions at other companies and the Compensation Committee reviews such comparable salary information as one factor to be considered in determining the base pay for the Company's executive officers. Other factors the Compensation Committee considers in determining base pay for each of the executive officers are that officer's responsibilities, experience, leadership, potential future contribution and demonstrated individual performance. The Company has employment agreements with its Chief Executive Officer and certain of the other Named Executive Officers. These agreements provide for a minimum annual base salary the Company may increase, but cannot decrease. Any increase in these base salaries of the Company's executive officers will be based on recommendations by the Company's Chief Executive Officer, taking into account such factors as competitive industry salaries, a subjective assessment of the nature of the position and the contribution and experience of the executive officer. Performance for base salary purposes will be assessed on a qualitative, rather than a quantitative, basis. No specific performance formula or weighting of factors will be used in determining base salary levels.

ANNUAL BONUS

For the fiscal year 2006, the Compensation Committee determined to compensate the executive officers both with cash bonuses and in the form of long-term, equity-based compensation through the award of stock options. Cash bonus payments related to fiscal 2006 performance had not yet been determined or accrued as of March 31, 2006. The Compensation Committee expects to base future annual bonuses on the Company's financial performance and the individual performance of the employees, and intends to use qualitative and quantitative factors for this purpose that will include the level of revenues, operating profit and other financial measures appropriate to each position.

STOCK PLAN

The objectives of the Stock Plan are to (i) attract and retain superior personnel for positions of substantial responsibility and (ii) provide employees, non-employee directors and advisors with an additional incentive to contribute to the success of the Company.

Stock options align the interests of employees and stockholders by providing value to option holders through stock price appreciation only. The Compensation Committee expects that it will make future stock option or other long-term equity-based incentive awards periodically at its discretion based on recommendations of the Chief Executive Officer. Stock option grant sizes, in general, will be evaluated by regularly assessing competitive market practices, the overall performance of the Company, the size of previous grants and the number of options held. In addition, the Compensation Committee may consider factors including that executive's current ownership stake in the Company, the degree to which increasing that ownership stake would provide the executive with additional incentives for future performance, the likelihood that the grant of those options would encourage the executive to remain with the Company and the value of the executive's service to the Company. This posture with regard to stock options is intended to focus management's efforts on maximizing stockholder returns. The number of options granted to a particular participant will also be based on the Company's historical financial success, its future business plans and the individual's position and level of responsibility within the Company, but these factors will be assessed subjectively and not weighted.

During fiscal year 2006, the Company issued 630,500 incentive and 125,000 non statutory stock options to employees under the Stock Plan providing for the purchase of shares of the Company's common stock, par value per share of $0.001 as follows: options to purchase 479,500 shares were issued at an exercise price of $0.25 per share; options to purchase 16,000 shares were issued at an exercise price of $0.26 per share; options to purchase 250,000 shares were issued at an exercise price of $0.38 per share; and options to purchase 10,000 shares were issued at an exercise price of $0.43 per share. All the options granted vest as follows: twenty-five percent (25.000%) of the options shall be vested six (6) months from Date of Grant; and thereafter beginning on the first day of the following month one thirty-sixth (1/36) of the remaining portion shall vest on the first day of each month, from month to month, until fully vested.

FISCAL YEAR 2006 CHIEF EXECUTIVE OFFICER PAY

As described above, the Compensation Committee considers several factors in developing an executive compensation package. For the Chief Executive Officer, these factors will include competitive market pay practices, performance level, experience, contributions toward achievement of strategic goals and the overall financial and operations success of the Company.

The Company entered into an initial employment agreement with Mr. Powers, the Company's Chief Executive Officer, in November 1998. The Company entered into a subsequent employment agreement with Mr. Powers in November 2000 upon expiration of the initial agreement. That agreement has a continuous two-year term at an initial base compensation rate of $225,000 per annum. The Compensation Committee increased the base pay of Mr. Powers to $240,000 per annum effective May 24, 2006. Pursuant to his employment agreement, Mr. Powers is eligible to receive an annual cash bonus in an amount up to 35% of his base salary upon achievement of certain performance targets. The Compensation Committee monitors trends in this area, as well as changes in law, regulation and accounting practices, that may affect either its compensation practices or its philosophy. Accordingly, the Committee reserves the right to alter its approach in response to changing conditions.

THIS REPORT WILL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING THIS PROXY STATEMENT BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT") AND WILL NOT BE DEEMED FILED UNDER EITHER OF SUCH STATUTES EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE.

The Compensation Committee:

         Kent Petzold, Chairman
         Craig W. Stull


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In December 2001, in connection with the grant of restricted shares of common stock to Mr. Powers, the Company loaned to Mr. Powers $179,000 related to federal income tax liability incurred by Mr. Powers in connection with the restricted shares grant. The entire principal balance of the loan remains outstanding and is due and payable on April 12, 2012. No interim payments on principal are required. The loan and the obligations arising thereunder are secured by a first lien security interest in and to the 450,000 shares of the Company's common stock granted to Mr. Powers in his Restricted Stock Award Agreement dated December 3, 2001. The Company recognized a $179,000 charge to income at the date of the grant.

                                PERFORMANCE GRAPH

The following line graph compares the percentage change from March 31, 2001 through March 31, 2006 for (i) the Company's common stock, (ii) a peer group (the "Peer Group") of companies selected by the Company that are e-Learning and Web conferencing companies located in the United States, (iii) and the AMEX Composite Index. The companies in the Peer Group historically included Click2Learn, Digital Think, Docent, Learn2, Mentergy, Saba Software, Skillsoft, and Smart Force, but Click2Learn and Docent merged to become SumTotal Systems, Inc., Digital Think was purchased by Convergys Corporation and Mentergy and Learn2 had ceased to trade, therefore the 2006 data point includes: Convergys Corporation, SumTotal Systems, Inc., Saba Software, Skillsoft, WebEx and West Corporation.




                            [PERFORMANCE GRAPH HERE]




                                 Comparison of Total Returns*

                            March 30,   March 30,  March 31,  March 31,   March 31,  March 31,
        Description            2001       2002       2003        2004       2005       2006
------------------------------------------------------------------------------------------------
iLinc Communications           $100        $222         $80      $218        $82        $91
AMEX Composite Index           $100        $107         $94      $143       $166       $221
Peer Group                     $100         $96         $36      $138       $121       $165

*Total return based on $100 initial investment. The graph is presented in accordance with SEC requirements. Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future financial performance. The total return on investment for the period shown for the Company, the AMEX Composite Index and the Peer Group is based on the stock price or composite index at March 31, 2001. The performance graph appearing above will not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act, or under the Exchange Act and will not be deemed filed under either of those Acts except to the extent that the Company specifically incorporates this information by reference.

                          REPORT OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

The Audit Committee hereby reports as follows:

The Audit Committee assists the board of directors in its oversight responsibilities and, in particular, is responsible for (1) monitoring the integrity of the Company's financial statements, financial reporting processes and systems of internal controls regarding finance, accounting and legal compliance, (2) selecting and appointing the Company's independent auditors and monitoring their independence and performance, pre-approving all audit and non-audit services to be provided, consistent with all applicable laws, to the Company by the Company's independent auditors, and establishing the fees and other compensation to be paid to the independent auditors, and (3) establishing procedures for the receipt, retention, response to and treatment of complaints, including confidential, anonymous submission by the Company's employees, regarding accounting, internal controls or audit related matters.

Management is responsible for the Company's financial reporting process, including its system of internal controls, and for the preparation of the consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and review these processes. It is not the Audit Committee's duty or responsibility to conduct auditing or accounting reviews or procedures. The members of the Audit Committee are not employees of the Company. The members of the Audit Committee are not and do not represent themselves to be, or to serve as, accountants or auditors by profession. Therefore, the Audit Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company's financial statements.

      1. The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

      2. The Audit Committee has discussed with the Company's independent accountants the matters required to be discussed by SAS 61 (Communication with Audit Committees).

      3. The Audit Committee has received the written disclosures and the letter from Company's independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the Company's independent accountants their independence.

      4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2006, for filing with the SEC.

The Audit Committee:

James H. Collins, Chairman
Kent Petzold
Craig W. Stull

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires directors, executive officers and beneficial owners of more than 10% of the outstanding shares of the Company to file with the SEC reports regarding changes in their beneficial ownership of shares in the Company. Those who own 10% or more of the Company have been identified in the Security Ownership of Certain Beneficial Owners and Management as well as on file with the SEC.

Based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that all its directors, officers, or beneficial owners of more than 10% of any class of equity securities during the fiscal year 2006 complied on a timely basis with all applicable filing requirements under Section 16(a) of the Exchange Act.

                              STOCKHOLDER PROPOSALS

Under the rules of the SEC, stockholder proposals for inclusion in the Company's proxy materials relating to the next annual meeting of stockholders must be received by the Company on or before March 15, 2007.

In addition, a stockholder may bring business before the 2007 annual meeting or may submit nominations for election as a director at that meeting if the stockholder complies with the requirements specified in the Company's bylaws. The requirements for nominations for director and stockholder proposals include:
(i) providing written notice to the Company's principal executive offices at least 90 and not more than 180 days prior to the annual meeting or the corresponding date for the 2007 Annual Meeting; and (ii) supplying the additional information listed in Article II, Section 11 of the Company's bylaws (in the case of stockholder proposals) and Article II, Section 12 of the Company's Bylaws in the case of director nominations).

                         2006 ANNUAL REPORT ON FORM 10-K

THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED MARCH 31, 2006 WAS FILED ELECTRONICALLY WITH THE SEC AND IS AVAILABLE ON THE COMPANY'S WEB SITE. STOCKHOLDERS WHO WISH TO OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT (WITHOUT EXHIBITS) ON FORM 10-K MAY EITHER VISIT THE COMPANY'S WEBSTIE AT WWW.ILINC.COM OR MAY ADDRESS A WRITTEN REQUEST TO iLINC COMMUNICATIONS, INC., 2999 N. 44TH STREET, SUITE 650, PHOENIX, ARIZONA, 85018. THE COMPANY WILL PROVIDE COPIES OF THE EXHIBITS TO THE FORM 10-K UPON PAYMENT OF A REASONABLE FEE.

                                 OTHER BUSINESS

As of the date of this Proxy Statement, management was not aware of any business not described above would be presented for consideration at the Meeting. If any other business properly comes before the Meeting, it is intended that the shares represented by proxies will be voted in respect thereto in accordance with the judgment of the persons voting them.

The above Notice and Proxy Statement are sent by order of the Board.

/s/ James L. Dunn, Jr.
----------------------
James L. Dunn, Jr.
Sr. Vice President and Chief Financial Officer
Phoenix, Arizona
                           iLINC COMMUNICATIONS, INC.
                        2999 NORTH 44TH STREET, SUITE 650
                             PHOENIX, ARIZONA 85018

                            ________________________



                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 18, 2006

                            ________________________


The undersigned hereby appoints James M. Powers, Jr. and James L. Dunn, Jr., or either of them, proxies for the undersigned, each with full power of substitution, to vote all shares of common stock of iLinc Communications, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Stockholders (the "Meeting") to be held on August 18, 2006, at 9:00 a.m., local time, at the Company's offices, 2999 N. 44th Street, Suite 650, Phoenix, Arizona 85018 and at any and all adjournments thereof for the following purposes:

(1)      Election of Class B Directors:

[ ]      FOR the nominees listed below (except as marked to the contrary below)
[ ]      WITHHOLD AUTHORITY to vote for the nominees listed below

         Nominee:  James H. Collins
         Nominee:  Daniel T. Robinson, Jr.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME ON THE LINE IMMEDIATELY BELOW.)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

(2) Approval and Ratification of the Appointment of Epstein Weber & Conover, PLC, as the Company's Independent Accountants for Fiscal 2007.

[ ]      FOR
[ ]      AGAINST
[ ]      ABSTAIN


(3) In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Meeting.

[ ]      FOR
[ ]      AGAINST
[ ]      ABSTAIN

PLEASE DATE AND SIGN ON REVERSE SIDE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING "FOR" ELECTION OF THE NOMINEES FOR DIRECTOR AS SELECTED BY THE BOARD OF DIRECTORS AND "FOR" APPROVAL AND RATIFICATION OF THE APPOINTMENT OF EPSTEIN WEBER & CONOVER, PLC, AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith. The undersigned hereby revokes any proxies given prior to the date reflected below.

                             _______________________
                                      Date

          ____________________________________________________________
                         Signature(s) of stockholders(s)

                  Please complete, date and sign exactly as your name appears herein. If shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian or corporate official, please add your title.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE TO ADP INVESTOR COMMUNICATION SERVICES, 51 MERCEDES WAY, EDGEWOOD, NY 11717 AS AGENT FOR THE COMPANY OR TO THE COMPANY AT 2999 N. 44TH STREET, SUITE 650, PHOENIX, ARIZONA 85018. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                   Appendix A

                             Audit Committee Charter

                             AUDIT COMMITTEE CHARTER


         The Board of Directors (the "Board") of iLinc Communications, Inc., a Delaware corporation (the "Company"), approves and adopts the following Audit Committee Charter to specify the composition, roles and responsibilities of the following Audit Committee used in this Charter, (i) "Company" includes the Company and its subsidiaries unless the context otherwise requires, (ii) "Nasdaq/AMEX" means the Nasdaq National Market and the American Stock Exchange,
(iii) "SEC" means the Securities and Exchange Commission and (iv) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

PURPOSE

         The Audit Committee shall provide assistance to the members of the Board in fulfilling their responsibility to the stockholders relating to corporate accounting, reporting to the SEC, and the quality and integrity of financial reports of the Company filed with the SEC. In so doing, it is the responsibility of the Audit Committee to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company and to maintain free and open communication between the directors, the independent auditors, and the financial management of the Company.

COMPOSITION

          The Audit Committee shall consist of not less than three members, comprised solely of independent directors, each of whom shall not have:

     o been employed by the company or its affiliates in the current or past three years;

     o accepted any compensation from the Company or its affiliates in excess of $60,000 during the previous fiscal year, except for board service, retirement plan benefits, payments arising solely from investments in the Company's securities or non-discretionary compensation;

     o an immediate family member who is, or has been in the past three years, employed by the Company or its affiliates as an executive officer;

     o been a partner, controlling stockholder or an executive officer of any for-profit business to which the Company made, or from which it received, payments, other than those which arise solely from investments in the Company's securities, that exceed five percent of the Company's or such other organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

     o been employed nor have any immediate family member who has been employed as an executive of another entity where any of the Company's executives serve on such entity's compensation committee. [Nasdaq/AMEX 4200(a)(14)]

          In addition, each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement, or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Moreover, at least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any comparable experience or background which results in financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. [Nasdaq/AMEX 4310(c)(26)(B)(i)] The qualifications required of Audit Committee members shall be interpreted in conformity with Rules 4200(a)(14) and 4310(c)(26)(B) of the Nasdaq/AMEX Marketplace Rules.

         The Chairman of the Audit Committee shall be designated by the Board; provided that if a Chairman is not designated by the Board or present at a meeting, the Audit Committee may designate a Chairman by majority vote of the Audit Committee members then in office.

ROLES AND RESPONSIBILITIES

RELATIONSHIP WITH THE OUTSIDE AUDITORS

         The Company's outside auditors are ultimately responsible to the Audit Committee, as representatives of the Company's stockholders. [Nasdaq/AMEX 4310(c)(26)(A)(iii)]

         The Audit Committee has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for stockholder approval in any proxy statement). [Nasdaq/AMEX 4310(c)(26)(A)(ii) and (iii)]

         The Audit Committee has the further authority and responsibility to review the fees charged by the outside auditors, the scope of their engagement and proposed audit approach and to recommend such review or auditing steps as the Audit Committee may consider desirable. The Audit Committee shall establish policies and procedures for the engagement of the independent auditors to provide permissible non-audit services, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which shall include pre-approval of permissible non-audit services to be provided by the independent auditors. The Audit Committee shall approve in advance all non-audit services to be provided by the independent auditors.

         The Audit Committee shall review and confirm the independence of the outside auditors by requiring that the outside auditors submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the outside auditors and its related entities and the Company and its related entities, engaging in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact their objectivity and independence and taking, or recommending, that the Board take appropriate action to oversee the independence of the of the outside auditors. [Nasdaq/AMEX 4310 (c)(26)(A)(ii)] In addition to disclosing all relationships between the outside auditors and its affiliates and the Company and its affiliates, the outside auditors' formal written statement shall also contain a confirmation that, in the outside auditors' professional judgment, it is independent of the Company within the meaning of the federal securities laws. [Nasdaq/AMEX 4310(c)(26)(A)(ii) and Independence Standards Board Standard No. 1]

         Management is responsible for preparing the Company's financial statements. The Company's outside auditors are responsible for auditing the financial statements. The activities of the Audit committee are in no way designed to supersede or alter these traditional responsibilities.

INTERNAL CONTROLS

         The Audit Committee shall evaluate whether management is setting the appropriate tone at the top by communicating the importance of internal controls.

         In consultation with management, the outside auditors and the internal auditors, the Audit Committee shall consider the Company's significant financial risk exposures and the steps management has taken to monitor, control and report such exposures.

         The Audit Committee shall focus on the extent to which internal auditors and outside auditors review computer systems and applications, the security of such systems and applications, and the contingency plan for processing financial information in the event of a systems breakdown.

         The Audit Committee shall consider the extent to which internal control recommendations made by outside auditors have been implemented by management.

         The Audit Committee shall request that the internal auditors and outside auditors keep the Audit Committee informed about fraud, illegal acts and deficiencies in internal controls that come to their attention and such other matters as either the internal auditors or the outside auditors conclude should be brought to the attention of the Audit Committee.

FINANCIAL REPORTING

GENERAL

         The Audit Committee shall review with management, the outside auditors and the internal auditors significant accounting and reporting issues applicable to the Company, including recent professional and regulatory pronouncements, and their impact on the financial statements.

ANNUAL FINANCIAL STATEMENTS

         The Audit Committee shall meet with management and the outside auditors to review the annual financial statements and the results of the annual audit prior to the release to the public of the results of operations for each fiscal year. [SEC SK ss. 306(a)(1)]

         The Audit Committee shall review the annual financial statements prior to release to the public or filing with the SEC. [SEC SK ss. 306(a)(1)]

         The Audit Committee shall obtain explanations from management or from the outside auditors on whether:

         o Actual financial results for the year varied significantly from budgeted or projected results.

         o Changes in financial ratios and relationships in the annual financial statements are consistent with changes in the Company's operations and financing practices.

         o Generally accepted accounting principles have been consistently applied in the annual financial statements.

         o There are any actual or proposed changes in accounting or financial reporting practices.

         o        There are any significant or unusual events or transactions.

         o The Company's financial and operating controls are functioning effectively.

         o        The Company has complied with the terms of loan agreements.

         o The annual financial statements contain adequate and appropriate disclosures.

         The Audit Committee shall discuss with management and the outside auditors any significant changes to the Company's accounting principles, the degree of aggressiveness or conservatism of the accounting principles and underlying estimates used in the preparation of the Company's financial statements, and any items required to be communicated by the outside auditors in accordance with Statement of Auditing Standards ("SAS") No. 61. [SEC SK ss. 306(a)(2) and note 29 to SEC Release 34-42266]

         Based on the review and discussions with management and outside auditors contemplated by this Charter, the Audit Committee shall recommend to the Board whether the audited annual financial statements be included in the Company's Form 10-K Annual Report. [SEC SK ss. 306(b)(4)]

         The Audit Committee shall review the Management's Discussion and Analysis and other sections of the Company's Form 10-K Annual Report before its release and consider whether the information is adequate and consistent with members' knowledge about the Company and its operations.

INTERIM FINANCIAL STATEMENTS

         The Audit Committee shall meet with management and the outside auditors to review the interim financial statements and the results of the auditors' review thereof prior to the release to the public of the results for each quarter.

         The Audit Committee shall review the quarterly financial statements prior to release to the public or filing with the SEC.

         Obtain explanations from management or from the outside auditors on whether:

         o Actual financial results for the quarter or interim period varied significantly from budgeted or projected results.

         o Changes in financial ratios and relationships in the interim financial statements are consistent with changes in the Company's operations and financing practices.

         o Generally accepted accounting principles have been consistently applied in the quarterly financial statements.

         o There are any actual or proposed changes in accounting or financial reporting practices.

         o        There are any significant or unusual events or transactions.

         o The Company's financial and operating controls are functioning effectively.

         o        The company has complied with the terms of loan agreements.

         o The interim financial statements contain adequate and appropriate disclosures.

COMPLIANCE WITH LAWS AND REGULATIONS

         The Audit Committee shall review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation of and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities.

         The Audit Committee shall periodically obtain updates from management regarding compliance.

         The Audit Committee shall be satisfied that regulatory compliance matters have been considered in the preparation of the financial statements.

         The Audit Committee shall review the findings of any examinations of the Company by regulatory agencies which have authority over the Company.

         The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

COMPLIANCE WITH CODES OF CONDUCT

         The Audit Committee shall evaluate whether management is setting the appropriate tone at the top by communicating the importance of the Company's codes of conduct and the guidelines for acceptable business practices.

         The Audit Committee shall review the program for monitoring compliance with the codes of conduct.

OTHER RESPONSIBILITIES

         The Audit Committee may meet with the outside auditors, the senior internal audit executive, management and any employee seeking to meet with the Audit Committee about any matter within its purview in separate executive sessions to discuss any matters that the Committee or these persons believe should be discussed privately.

         The Audit Committee shall request that significant findings and recommendations made by the internal and outside auditors be received and discussed on a timely basis.

         The Audit Committee shall review, with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements.

         The Audit Committee shall review the policies and procedures in effect for considering officers' expenses and perquisites.

         The Audit Committee shall perform other oversight functions as requested by the Board.

CHARTER SCOPE

         The Audit Committee shall review and reassess the adequacy of this Charter at least annually. [Nasdaq/AMEX 4310(c)(26)(A)]

         The Audit Committee shall submit this Charter to the Board for approval, and have the Charter published at least every three years in accordance with the rules of the SEC from time to time in effect. [SEC Schedule 14A Item 7(e)(iv)(A)]

REPORTING RESPONSIBILITIES

         The Audit Committee shall regularly update the Board about Audit Committee activities and make appropriate recommendation.

         The Audit Committee shall annually prepare a report to stockholders as required by SEC rules for inclusion in the Company's proxy statement. [SEC SK ss. 306; SEC Schedule 14A Item 7(e)(3)]

MEETINGS

         The Audit Committee shall meet at least quarterly and may meet more frequently as circumstances dictate.

         Meetings of the Audit Committee may be in person or by conference call in accordance with the Bylaws of the Company.

         Meetings of the Audit Committee shall be held at such time and place, and upon such notice, as the Chairman of the Audit Committee may from time to time determine.

         The Chairman of the Audit Committee shall develop the agenda for each meeting and in doing so may consult with management, the internal auditors and the outside auditors.

         Except as specifically provided in this Charter, the provisions of the Bylaws of the Company with respect to committees of the Board shall apply to the Audit Committee.

AUTHORITY

         The Audit Committee shall have the authority to conduct any investigation appropriate to fulfilling its responsibilities and shall have direct access to the outside auditors and the internal auditors as well as anyone in the Company.

         The Audit Committee shall have the ability to retain, at the Company's expense, such special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

         The Audit Committee may from time to time delegate to its Chairman or any of its members the responsibility for any particular matters.

FUNDING

         The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report, to any advisor employed by the Audit Committee and for ordinary administrative expenses of the Audit Committee that are necessary and appropriate in carrying out its duties.